Supplement dated June 22, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Diversified Absolute Return Fund	5/1/2015
Effective on or about June 22, 2015, the following changes are hereby made in the Fund's prospectus:
The information under the caption “Principal Investment Strategies” in the "Summary of the Fund" section is hereby superseded and replaced with the following:
The Fund pursues absolute (positive) returns through a diversified portfolio reflecting multiple asset classes and various investment and hedging strategies employed across equity, fixed income and other markets, such as commodities markets, while seeking to capitalize on market inefficiencies.
Although the specific strategies the Fund pursues and the manner in which the Fund pursues such strategies may change from time to time, the Fund is currently expected to combine tactical beta, alternative beta and alpha strategies in seeking the Fund’s investment objective. (In general, beta is a measure of price volatility resulting from general market movements and alpha is a measure of return resulting from active management.) The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) may use fundamental and quantitative methods to identify and capitalize on short-term mispricings within and across traditional asset classes and markets, such as stocks and bonds. This strategy may be referred to as a tactical beta strategy in that it seeks opportunities to earn returns from price movements of broad markets. For instance, if the Investment Manager believes the U.S. equity market is undervalued, the Investment Manager may seek to capitalize on this mispricing by investing in futures on a U.S. equities index. The Investment Manager may also use fundamental and quantitative methods to identify and capitalize on systemic and structural market inefficiencies. This strategy may be referred to as an alternative beta strategy in that it seeks to generate returns with relatively low correlation to overall market movements by employing a systematic, rules-based approach. For instance, the Fund may take a long position in a broad basket of equities that the Investment Manager believes are attractively valued and take a short position in a broad basket of equities that the Investment Manager believes are unattractively valued, in order to generate returns from the relative price difference generally expected in the equity markets over time between undervalued and overvalued equities (i.e., the “value premium”). The Investment Manager will also allocate assets to long, short and other strategies intended to generate returns that are not dependent on overall market direction. These strategies may be referred to as alpha strategies in that they are intended to have relatively low correlation to market movements and are derived from active management.
The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, options, swaps, fixed-income, floating rate and other debt securities (including U.S. government obligations, sovereign and quasi-sovereign debt obligations, asset-backed securities, exchange traded notes, mortgage-backed securities and fixed income futures), currency forwards and futures and other commodity-related investments, and other investment companies (including mutual funds, closed-end funds and exchange-traded funds (ETFs)). The Fund may gain investment exposure to these securities and instruments directly or indirectly through investment in one or more Subsidiaries (as defined below) or affiliated and third party investment companies.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade or, if unrated, deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).
The Fund may invest in derivatives such as futures (including bond, currency, equity index, interest rate and volatility index futures), forward foreign currency contracts, forward interest rate agreements, options and swap contracts (including credit default swaps, interest rate swaps and total return swaps), in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to increase credit exposure.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
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In addition, under normal circumstances, the Fund uses forward foreign currency contracts in seeking to enhance returns based on fluctuations in the values of various foreign currencies relative to the U.S. dollar (the Currency Overlay Strategy). The Fund gains economic exposure to foreign currencies through its investment in forward foreign currency contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly.
The Fund may invest directly in derivatives, or indirectly in derivatives by investing up to 25% of its total assets in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries). Generally, Subsidiaries will invest in commodity futures, financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.
Municipal Securities Risk is hereby deleted, and the following are added under the caption "Principal Risks" in the "Summary of the Fund" section:
Derivatives Risk/Commodity-Linked Futures Contracts Risk. The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the Fund may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Derivatives Risk/Commodity-Linked Swaps Risk. Commodity-linked swaps could result in losses if the underlying asset (e.g., a particular commodity) or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.
Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund's losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument).
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under

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volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or other’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology.
The information under the caption "Principal Investment Strategies" in the "More Information About the Fund" section is hereby superseded and replaced with the following:
The Fund pursues absolute (positive) returns through a diversified portfolio reflecting multiple asset classes and various investment and hedging strategies employed across equity, fixed income and other markets, such as commodities markets, while seeking to capitalize on market inefficiencies. An “absolute return” strategy pursues positive returns over a period of time regardless of market conditions. Although returns of “absolute return”

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strategies will fluctuate, they are intended to generate returns over longer periods that are less volatile than more traditional investment strategies. Because any investment strategy involves risk, there is no assurance that positive returns will be achieved.
Although the specific strategies the Fund pursues and the manner in which the Fund pursues such strategies may change from time to time, the Fund is currently expected to combine tactical beta, alternative beta and alpha strategies in seeking the Fund’s investment objective. (In general, beta is a measure of price volatility resulting from general market movements and alpha is a measure of return resulting from active management.) The Investment Manager may use fundamental and quantitative methods to identify and capitalize on short-term mispricings within and across traditional asset classes and markets, such as stocks and bonds. This strategy may be referred to as a tactical beta strategy in that it seeks opportunities to earn returns from price movements of broad markets. For instance, if the Investment Manager believes the U.S. equity market is undervalued, the Investment Manager may seek to capitalize on this mispricing by investing in futures on a U.S. equities index. The Investment Manager may also use fundamental and quantitative methods to identify and capitalize on systemic and structural market inefficiencies. This strategy may be referred to as an alternative beta strategy in that it seeks to generate returns with relatively low correlation to overall market movements by employing a systematic, rules-based approach. For instance, the Fund may take a long position in a broad basket of equities that the Investment Manager believes are attractively valued and take a short position in a broad basket of equities that the Investment Manager believes are unattractively valued, in order to generate returns from the relative price difference generally expected in the equity markets over time between undervalued and overvalued equities (i.e., the “value premium”). The Investment Manager will also allocate assets to long, short and other strategies intended to generate returns that are not dependent on overall market direction. These strategies may be referred to as alpha strategies in that they are intended to have relatively low correlation to market movements and are derived from active management.
The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, options, swaps, fixed-income, floating rate and other debt securities (including U.S. government obligations, sovereign and quasi-sovereign debt obligations, asset-backed securities, exchange traded notes, mortgage-backed securities and fixed income futures), currency forwards and futures and other commodity-related investments, and other investment companies (including mutual funds, closed-end funds and ETFs). The Fund may gain investment exposure to these securities and instruments directly or indirectly through investment in one or more Subsidiaries (as defined below) or affiliated and third party investment companies. A long position is an ordinary purchase of a security, future or currency. When the Fund takes a short position, it sells the instrument or currency that it has borrowed in anticipation of a decline in the price of the instrument or currency. To complete the short sale transaction, the Fund buys back the same instrument or currency in the market and returns it to the lender. If the price of the instrument or currency falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade or, if unrated, deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).
The Fund may invest in fixed-income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.
The Fund may invest in derivatives such as futures (including bond, currency, equity index, interest rate and volatility index futures), forward foreign currency contracts, forward interest rate agreements, options and swap contracts (including credit default swaps, interest rate swaps and total return swaps), in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to increase credit exposure. Futures, forwards and swaps, in particular, are expected to be utilized to gain long and short investment (or credit) exposures to securities, indexes, interest rates or currencies (in lieu of purchasing or selling a security, currency or other instrument directly).
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities in the “to be announced” (TBA) market and may be acquired or sold in a dollar roll transaction.

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In addition, under normal circumstances, the Fund uses forward foreign currency contracts in seeking to enhance returns based on fluctuations in the values of various foreign currencies relative to the U.S. dollar (the Currency Overlay Strategy). The Fund gains economic exposure to foreign currencies through its investment in forward foreign currency contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly.
The Currency Overlay Strategy uses a quantitative, proprietary model that applies various fundamental and technical factors, including based on current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar, subject to other considerations (including other fundamental, technical, and macroeconomic factors) in the Investment Manager’s discretion that may affect these rankings. The Fund typically enters into long forward foreign currency contracts for currencies that rank higher in the model, and it will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar; and conversely, the Fund typically enters into short forward foreign currency contracts for currencies that rank lower in the model, and it will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar.
The Fund may invest directly in derivatives or indirectly by investing in one or more offshore, wholly-owned subsidiaries (each, a Subsidiary, and, collectively, the Subsidiaries) that are subject to the same fundamental investment restrictions, compliance policies and procedures as the Fund, but which are not expected to offer or sell their shares to investors other than the Fund. Generally, Subsidiaries will invest in commodity futures, financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions.
Unlike the Fund (which is subject to limitations under federal tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.
The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.
In managing the Fund, the portfolio managers allocate portions of Fund assets to be managed by investment professionals in other investment manager’s teams.
Investment Process
Columbia Management Investment Advisers, LLC (the Investment Manager) employs a variety of investment strategies, techniques and practices that, in the aggregate, are designed to seek positive long-term returns, while seeking to capitalize on market inefficiencies. The Investment Manager seeks to identify investments that have the potential to exploit inefficiencies or mispricings within individual markets or across markets.
The Investment Manager identifies asset classes and related investment strategies for allocation of the Fund’s assets based on a number of qualitative and quantitative factors, including an assessment of their expected: relative return, risk, volatility and correlation with the performance of other asset classes, strategies and major market indexes. On at least a monthly basis, the Fund’s investment allocations are reviewed and, as a result, may be rebalanced by the Investment Manager based on the foregoing factors. The Investment Manager also considers prevailing market, economic, and other conditions and has the flexibility to adjust allocations, at any time, to align the portfolio with expected conditions.
Municipal Securities Risk is hereby deleted, and the following risks are added under the caption "Principal Risks" in the "More Information About the Fund" section:
Derivatives Risk/Commodity-Linked Futures Contracts Risk. The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the Fund may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum

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permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), pricing risk (swaps may be difficult to value) and liquidity risk (the risk that it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant losses for the Fund.
Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund's losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), each of which may result in significant losses for the Fund.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument).
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent

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the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), liquidity risk and widening risk.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the underlying funds. This risk may be particularly important when one investor owns a substantial portion of the underlying funds. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another underlying fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund(s) does not present itself timely or at all.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or other’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the

C-1473-5 A (6/15)

investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
Shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. To the extent the Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.
The fourth paragraph under the caption “Primary Service Providers - The Investment Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following:
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund, including assets invested in affiliated pooled investments vehicles (including mutual funds and exchange-traded funds), and is paid monthly. With respect to Fund assets invested in affiliated underlying funds, the Investment Manager has voluntarily agreed to waive the net management fees (investment advisory fees and administrative services fees, less reimbursements/waivers) of the affiliated underlying funds. This arrangement may be modified or terminated by the Investment Manager at any time. For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Investment Manager by the Fund amounted to 1.02% of average daily net assets of the Fund. A discussion regarding the basis for the Board approving the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2014.
Shareholders should retain this Supplement for future reference.

C-1473-5 A (6/15)